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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C.  20549




                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)  JANUARY 15, 1999


                               AMC ENTERTAINMENT INC.
               (Exact name of registrant as specified in its charter)


           DELAWARE                   1-8747               43-1304369
(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)





  106 W. 14TH  STREET, KANSAS CITY, MO            64105-1977
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code    (816) 221-4000


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ITEM 5.  OTHER EVENTS

     (a) Attatched as Exhibit 99.1 and incorporated by reference, is a press release which was issued on January 15, 1999 by AMC Entertainment, Inc.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:


99.1  January 15, 1999 Press Release


                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMC ENTERTAINMENT INC.



Date:  January 14, 1999              By:  /s/Richard L. Obert
                                        -----------------------------------
                                        Richard L. Obert
                                        Senior Vice President and
                                        Chief Accounting and
                                        Information Officer


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